Exhibit 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Edgar W. Blanch, Jr. and Daniel P. O'Keefe (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any or all amendments (including post-effective amendments) thereto, with respect to E. W. Blanch Holdings, Inc. 2000 Stock Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                         TITLE                           DATE

/s/                               Chairman of the Board, Chief       6/6/00
-----------------------------     Executive Office, Director      --------------
Edgar W. Blanch, Jr.


/s/                               President, Chief Operating         6/12/00
-----------------------------     Officer, Director               --------------
Chris L. Walker


/s/                               Executive Vice President,          6/12/00
-----------------------------     Vice Chairman, Director         --------------
Kaj Ahlmann


/s/                               Senior Vice President,             6/15/00
-----------------------------     Chief Financial Officer         --------------
Susan Wollenberg


/s/                               Director                           6/7/00
-----------------------------                                     --------------
Paul B. Ingrey


/s/                               Director                           6/7/00
-----------------------------                                     --------------
Gerald A. Isom


/s/                               Director                           6/29/00
-----------------------------                                     --------------
James N. Land, Jr.


/s/                               Director                           6/7/00
-----------------------------                                     --------------
William B. Madden


/s/                               Director                           6/12/00
-----------------------------                                     --------------
Steven G. Rothmeier